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        SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C.   20549


                    FORM 8-K



                  CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF
         THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):
                  August 14, 2007




                    Versar Inc.9
  (Exact Name of Registrant as Specified in its Charter)



                      Delaware
            (State or Other Jurisdiction)

                      1-9309
               (Commission File Number)

                     54-0852979
          (IRS Employer Identification No.)


     6850 Versar Center, Springfield, Virginia 22151
        (Address of Principal Executive Offices)



                    (703) 750-3000
  (Registrant?s Telephone Number, Including Area Code)



                     Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


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  Item 2.02  Results of Operations and Financial Condition

       On August 14, 2007, Versar, Inc. announced via press release certain of the Company's financial information for its year ended June 29, 2007. A copy of this press release is attached as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                      SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                      VERSAR, INC.





                 Date: August 14, 2007




                            /S/
                  By       ______________________________________
                           James C. Dobbs
                           Senior Vice President &
                           General Counsel


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